                         AMENDMENT NO. 4 TO CREDIT AGREEMENT


          AMENDMENT dated as of March 13, 1998 among CROWN PAPER CO., CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").


                                W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 as amended (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. DECREASE IN THE CASH FLOW RATIO. Section 5.12 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.12. CASH FLOW RATIO. As of the last day of each fiscal quarter of the Borrower set forth below, the Cash Flow Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:


     Fiscal Quarter                     Ratio
     --------------                     -----
     First quarter of
     1998 fiscal year                   0.18:1


     Second quarter of
     1998 fiscal year                   0.16:1

     Third quarter of
     1998 fiscal year                   0.17:1

     Fourth quarter of
     1998 fiscal year                   0.18:1

     Thereafter                         0.20:1


          SECTION 3. DECREASE IN THE INTEREST COVERAGE RATIO. Section 5.13 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.13. INTEREST COVERAGE RATIO. As of the last day of each fiscal quarter of the Borrower set forth below, the Interest Coverage Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:


     Fiscal Quarter                     Ratio
     --------------                     -----
     First quarter of
     1998 fiscal year                   1.75:1

     Second quarter of
     1998 fiscal year                   1.75:1

     Third quarter of
     1998 fiscal year                   1.75:1

     Fourth quarter of
     1998 fiscal year                   1.90:1

     Thereafter                         2.50:1


          SECTION 4. DECREASE IN THE MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The table set forth in Section 5.14 of the Agreement is amended to read in its entirety as follows:


     Period                             Minimum Amount
     ------                             --------------

                                       2

     From and including
     March 13, 1998 to but
     excluding last day of second
     quarter of
     1998 fiscal year                   $60,000,000

     From and including last
     day of second quarter of
     1998 fiscal year to but
     excluding last day of first
     quarter of 1999 fiscal year        $50,000,000


     From and including last
     day of first quarter of
     1999 fiscal year to but
     excluding last day of
     1999 fiscal year                   $75,000,000


     Thereafter                         $100,000,000


          SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) for the account of each Bank, an amendment fee in such amount as shall have been previously agreed upon between the Borrower and the Banks.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       CROWN PAPER CO.



                                       By /s/ R. Neil Stuart
                                         --------------------------------
                                         Name: R. Neil Stuart
                                         Title: Senior Vice President and
                                                Chief Financial Officer



                                       CROWN VANTAGE INC.



                                       By /s/ R. Neil Stuart
                                         --------------------------------
                                         Name: R. Neil Stuart
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       MORGAN GUARANTY TRUST COMPANY OF
                                       NEW YORK



                                       By /s/ Stephen J. Hannan
                                         --------------------------------
                                         Name: Stephen J. Hannan
                                         Title: Vice President



                                       THE BANK OF NEW YORK



                                       By /s/ Jonathon Rollins
                                         --------------------------------
                                         Name: Jonathon Rollins
                                         Title: Assistant Vice President



                                       CERES FINANCE LTD.


                                       By /s/ John H. Cullinane
                                         --------------------------------
                                         Name: John H. Cullinane
                                         Title: Director



                                       THE CHASE MANHATTAN BANK, as
                                       successor by merger to THE CHASE
                                       MANHATTAN BANK, N.A.


                                       By /s/ Leonard Weiner
                                         --------------------------------
                                         Name: Leonard Weiner
                                         Title: Managing Director

                                       CREDITANSTALT CORPORATE FINANCE, INC.


                                       By /s/ Jack R. Bertges
                                         --------------------------------
                                         Name: Jack R. Bertges
                                         Title: Senior Vice President


                                       By /s/ James F. McCann
                                         --------------------------------
                                         Name: James F. McCann
                                         Title: Vice President



                                       CHRISTIANIA BANK OG KREDITKASSE


                                       By /s/ Carl-Peter Svendsen
                                         --------------------------------
                                         Name: Carl-Peter Svendsen
                                         Title: First Vice President


                                       By /s/ Peter M. Dodge
                                         --------------------------------
                                         Name: Peter M. Dodge
                                         Title: First Vice President



                                       DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH



                                       By /s/ John W. Sweeney
                                         --------------------------------
                                         Name: John W. Sweeney
                                         Title: Assistant Vice President


                                       By /s/ Christopher E. Sarisky
                                         --------------------------------
                                         Name: Christopher E. Sarisky
                                         Title: Assistant Treasurer

                                       FIRST SOURCE FINANCIAL LLP, by
                                       FIRST SOURCE FINANCIAL, INC.,
                                       its Agent/Manager



                                       By /s/ James W. Wilson
                                         --------------------------------
                                         Name: James W. Wilson
                                         Title: Senior Vice President



                                       KZH HOLDING CORPORATION III



                                       By /s/ Virginia Conway
                                         --------------------------------
                                         Name: Virginia Conway
                                         Title: Authorized Agent




                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                       By /s/ T. Morgan Edward II
                                         --------------------------------
                                         Name: T. Morgan Edward II
                                         Title: Deputy General Manager



                                       MARINE MIDLAND BANK



                                       By /s/ M.F. Brown
                                         --------------------------------
                                         Name: M.F. Brown
                                         Title: Authorized Signatory

                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By: Merrill Lynch Asset Management, LP,
                                           as Investment Advisor



                                       By /s/ Giles Marchand
                                         --------------------------------
                                         Name: Giles Marchand
                                         Title: Vice President



                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By /s/ Giles Marchand
                                         --------------------------------
                                         Name: Giles Marchand
                                         Title: Vice President



                                       MORGAN STANLEY SENIOR FUNDING, INC.



                                       By /s/ Geraldine A. Cocozziello
                                         --------------------------------
                                         Name: Geraldine A. Cocozziello
                                         Title: Vice President




                                       NATEXIS BANQUE



                                       By /s/ G. Kevin Dooley
                                         --------------------------------
                                         Name: G. Kevin Dooley
                                         Title: Vice President

                                       NATIONSBANK, N.A.



                                       By /s/ Michael Short
                                         --------------------------------
                                         Name: Michael Short
                                         Title: Senior Vice President



                                       THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                       COMPANY



                                       By /s/ Richard A. Strait
                                         --------------------------------
                                         Name: Richard A. Strait
                                         Title: Its Authorized Representative




                                       PNC BANK NATIONAL ASSOCIATION



                                       By /s/ Philip K. Liebscher
                                         --------------------------------
                                         Name: Philip K. Liebscher
                                         Title: Vice President



                                       PRIME INCOME TRUST



                                       By /s/ Shiela Finnerty
                                         --------------------------------
                                         Name: Shiela Finnerty
                                         Title: Assistant Vice President

                                       PAMCO CAYMAN
                                       By: Protective Asset Management Company,
                                           as Collateral Manager


                                       By /s/ James Dondero, CFA, CPA
                                         --------------------------------
                                         Name: James Dondero, CFA, CPA
                                         Title: President



                                       KEYPORT LIFE INSURANCE COMPANY

                                       By:Chancellor LGT Senior Secured
                                          Management, Inc., as Portfolio Advisor


                                       By /s/ Anne McCarthy
                                         --------------------------------
                                         Name: Anne McCarthy
                                         Title: Vice President



                                       SOUTHERN PACIFIC THRIFT AND LOAN



                                       By /s/ Chris Kelleher
                                         --------------------------------
                                         Name: Chris Kelleher
                                         Title: Vice President



                                       STRATA FUNDING LTD.


                                       By /s/ John H. Cullinane
                                         --------------------------------
                                         Name: John H. Cullinane
                                         Title: Director

                                       TORONTO DOMINION (TEXAS), INC.



                                       By /s/ Neva Nesbitt
                                         --------------------------------
                                         Name: Neva Nesbitt
                                         Title: Vice President




                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST


                                       By /s/ Jeffrey W. Maillet
                                         --------------------------------
                                         Name: Jeffrey W. Maillet
                                         Title: Senior Vice President &
                                                Director



                                       ML CBO IV (CAYMAN) LTD.
                                       By: Protective Asset Management Company


                                       By /s/ James Dondero, CFA, CPA
                                         --------------------------------
                                         Name: James Dondero, CFA, CPA
                                         Title: President

                                       MORGAN GUARANTY TRUST
                                       COMPANY, as Administrative
                                       Agent and Collateral Agent



                                       By /s/ Stephen J. Hannan
                                         --------------------------------
                                         Name: Stephen J. Hannan
                                         Title: Vice President